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                                                                    Exhibit 23.1

                       CONSENT TO INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-3 (File No. 333-15989) of our report dated February 12, 1997, on our audits of the consolidated financial statements of Neoprobe Corporation and Subsidiaries.


                                        COOPERS & LYBRAND L.L.P.

Columbus, Ohio
April 11, 1997